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                    AMENDMENT NO. 2 TO STANDBY TERM LOAN NOTE

      Reference is made to that $30,000,000.00 Standby Term Loan Note of STAR TELECOMMUNICATIONS, INC., a Delaware corporation with its chief executive offices located at 223 East De La Guerra, Santa Barbara, California, 93101 (together with its successors and assigns, the "Maker"), dated June 30, 2000 (as the same may be amended, modified or supplemented from time to time, including any extensions, refinancings, refundings or renewals thereof in whole or in part, collectively, the "Term Note"), payable to MCI WORLDCOM NETWORK SERVICES, INC., a Delaware corporation with offices located at 6929 N. Lakewood Avenue, Mail Drop 5.2-510, Tulsa, Oklahoma 74117 (the "Holder"). Notwithstanding anything contained in the Term Note to the contrary, from and after the date hereof, unless sooner accelerated, the Term Note shall mature on or before the earlier to occur of (such date being referred to herein as the "Maturity Date"):
(a) termination of the Agreement and Plan of Merger dated February 11, 2000, by and between the Maker, STI Merger Co. and World Access, Inc. (the "Merger Agreement"); (b) consummation of the merger transaction contemplated by the Merger Agreement; or (c) October 31, 2000, without notice or presentment. Nothing herein shall be considered or construed to be an agreement by Holder to extend the Maturity Date beyond October 31, 2000, or to make any Advances (as defined in the Term Note) to Maker on the Maturity Date or any date after the Maturity Date.

      Notwithstanding the extension of the Maturity Date pursuant to this Amendment No. 2 and notwithstanding anything contained in the Term Note to the contrary, Maker shall not be entitled to receive, nor shall Maker receive, an Advance under the Term Note on September 1, 2000 and, September 1, 2000 shall not be considered an Advance Date (as defined in the Term Note) under the Term Note.

      When attached to the Term Note, this Amendment No. 2 shall become a part of the Term Note, and the terms and provisions of the Term Note as modified by this Amendment No. 2 shall remain in full force and effect.

Dated as of: August ___, 2000

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

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ATTEST:                                STAR TELECOMMUNICATIONS, INC.

By:                                    By:
   -------------------------------        -------------------------------
Name:                                  Name:
     -----------------------------          -----------------------------
Title:                                 Title:
      ----------------------------           ----------------------------

                                       Agreed to and Accepted By:


ATTEST:                                MCI WORLDCOM NETWORK
                                       SERVICES, INC.

By:                                    By:
   -------------------------------        -------------------------------
Name:                                  Name:
     -----------------------------          -----------------------------
Title:                                 Title:
      ----------------------------           ----------------------------


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